Exhibit 10.30

FIRST AMENDMENT TO UNFUNDED DEFERRED COMPENSATION
PLAN FOR THE DIRECTORS OF LINCOLN BANK
(AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005)

This First Amendment to Unfunded Deferred Compensation Plan for the Directors of Lincoln Bank (as Amended and Restated Effective January 1, 2005) (the “Plan”) is hereby adopted as follows:
1.  A new sentence shall be added at the end of paragraph 6(iii) to read in its entirety as follows:

Notwithstanding anything to the contrary in the foregoing, a Director may make a change to the manner in which his deferred fees are to be distributed (including, but not limited to, changes in the time and form of payment of such deferred fees) if such change will not be treated as a change in the time or form of payment under Section 409A(a)(4) of the Code or an acceleration of a payment under Section 409A(a)(3) of the Code pursuant to the transition rules set forth in IRS Notice 2006-79.

IN WITNESS WHEREOF, the parties have caused this First Amendment to Unfunded Deferred Compensation Plan for the Directors of Lincoln Bank (as Amended and Restated Effective January 1, 2005) to be executed as of this 19th day of December, 2006, effective as of January 1, 2005.

LINCOLN BANK

By:	/s/ Jerry R. Engle
Jerry R. Engle

Title:	President